Exhibit 10.1

Execution Copy

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
PURCHASE AND CONTRIBUTION AGREEMENT

Dated as of August 11, 2003

THIS AMENDMENT NO. 1 dated as of August 11, 2003 (“Amendment”) to the SECOND AMENDED AND RESTATED PURCHASE AND CONTRIBUTION AGREEMENT, dated as of June 19, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”) is entered into by and between HPSC BRAVO FUNDING, LLC, a Delaware limited liability company (the “Buyer”) and HPSC, INC., a Delaware corporation (the “Seller”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List  referenced in the Sale Agreement.

PRELIMINARY STATEMENTS

Whereas, the Buyer and the Seller have agreed to amend the Sale Agreement on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller agree as follows:

SECTION 1.                  Amendment to the Sale Agreement.  Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Sale Agreement is hereby amended as follows:

(a)                    The Sale Agreement is hereby amended to delete Exhibit B attached thereto in its entirety.

(b)                   The first sentence of Section 2.02(b) of the Sale Agreement is hereby amended to delete therefrom the words “one Business Day’s” and to substitute therefor the words “three Business Days”.

(c)                    The Sale Agreement is hereby amended to delete Section 2.02(e) in its entirety.

(d)                   The last sentence of Section 2.05(b) of the Sale Agreement is hereby amended to delete “15th” therefrom the and to substitute “17th” therefor.

SECTION 2.                  Representations and Warranties.  The Seller represents and warrants as follows:

(a)                    This Amendment and the Sale Agreement as previously executed and as amended hereby constitute legal, valid and binding obligations of the Seller and are enforceable against the Seller in accordance with their terms.

(b)                   Upon the effectiveness of this Amendment, the Seller hereby reaffirms that the representations and warranties contained in Article IV of the Sale Agreement are true and correct.

(c)                    Upon the effectiveness of this Amendment, the Seller hereby reaffirms all covenants made in the Sale Agreement and the other Facility Documents to the extent the same are not amended hereby and agrees that all such covenants shall be deemed to have been remade as of the effective date of this Amendment.

(d)                   Upon the effectiveness of this Amendment, except as otherwise described in that certain Waiver dated as of August 11, 2003, no Event of Termination or Unmatured Event of Termination shall have occurred or shall be continuing.

SECTION 3.                  Conditions Precedent.  This Amendment shall become effective as of the date hereof on the date on which the Collateral Agent receives a copy of this Amendment, duly executed and delivered by the Buyer and the Seller.

SECTION 4.                  Reference to the Effect on the Sale Agreement.  (a)  Except as specifically set forth above, the Sale Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of the Buyer, nor constitute a waiver of any provisions of the Sale Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(b)  Upon the effectiveness of this Amendment, each reference in the Sale Agreement to “this Sale Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale Agreement as amended hereby, and each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale Agreement shall mean and be a reference to the Sale Agreement as amended hereby.

SECTION 5.                  Headings.  Section headings in the Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

SECTION 6.                  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7.                  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HPSC, INC., as Seller

		By:	/s/ Rene Lefebvre
Name: Rene Lefebvre
Title: CFO

HPSC BRAVO FUNDING, LLC, as Buyer

		By:	/s/ Rene Lefebvre
Name: Rene Lefebvre
Title: Manager

Agreed and Acknowledged: MBIA Insurance Corporation, as Insurer and as Collateral Agent

By:	/s/ Glenn H. Roder
Name: Glenn H. Roder
Title: Vice President

Signature Page to Amendment to Purchase and Contribution Agreement